UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

NEXT 1 INTERACTIVE, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

4.	Proposed maximum aggregate value of transaction

5.	Total fee paid

☐	Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

2690 Weston Road, Suite 200
Weston, FL 33331
Telephone: (954) 888-9779

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of Next 1 Interactive, Inc.:

This Information Statement is furnished to the stockholders of Next 1 Interactive, Inc., a Delaware corporation (“Next 1” or the “Corporation”), in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our voting power authorizing the Board of Directors of Next 1, to (i) amend the Corporation’s Certificates of Designation for the Series A Convertible Preferred Stock to change the conversion price from the lower of $.50 or the lowest price that RealBiz Media Group, Inc. (“Realbiz”) has issued stock which to date has been $.01025 and (ii) amend to the Corporation’s Certificates of Designation for the Series C and D Convertible Preferred Stock to change the conversion price from $5.00 to $0.25 (collectively referred to as the “Amendment”) and a majority of the outstanding shares of the Series A, C and D Preferred Stock voted in favor of the Amendment with respect to the Corporation’s Certificates of Designation for the Series A, C and D Convertible Preferred Stock, respectively.

On May 5, 2014, Next 1 obtained the approval of the Amendment by written consent of a majority of the voting power of the Corporation that are the record owners of 76,993 shares of common stock, and 2,216,014 shares of Series A preferred stock which represents 221,601,400 votes or approximately 92.0% of the voting power as of May 5, 2014.  In addition, on May 5, 2014, the Corporation received approval of holders of a majority of the outstanding shares of the Series C Preferred Stock for the Amendment to the Corporation’s Certificates of Designation for the Series C Preferred Stock. In addition, on May 5, 2014, the Corporation received approval of holders of a majority of the outstanding shares of the Series D Preferred Stock for the Amendment to the Corporation’s Certificates of Designation for the Series D Preferred Stock. The Amendment cannot be effectuated until 20 days after the mailing of this Information Statement and the filing of an amendment to each Certificate of Designations with the Secretary of State of the State of Delaware.

NEXT 1 IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND A PROXY.   Because the written consent of the holders of a majority of our voting power satisfies all applicable stockholder voting requirements, we are not asking for a proxy: please do not send us one.

Only stockholders of record at the close of business on May 5, 2014 (the “Record Date”) shall be given a copy of the Information Statement.  The date on which this Information Statement will be sent to stockholders of the Corporation will be on or about May 19, 2014.

The accompanying information statement is for information purposes only.  Please read it carefully.

By Order of the Board of Directors

/s/ William Kerby

William Kerby

Chief Executive Officer

This information statement is being furnished to all holders of the common stock of Next 1 and preferred stock in connection with the proposed action by Written Consent to authorize the board of directors to carry out the Amendments.

ITEM 1.

INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock and preferred stock of Next 1, in connection with resolutions of the Board of Directors and the written consent of the holders of 93.6% of the voting rights of the stockholders of Next 1. This information statement provides public notice of the approval and authorization to effectuate the Amendments to the Series A, C and D convertible preferred stock of the Corporation.

The Board of Directors has unanimously approved the Amendments and stockholders owning in excess of a majority of the outstanding voting securities of Next 1 have approved the three Amendments and a majority of the Series A, C and D Preferred Stock have approved the Amendments to the Certificate of Designations applicable to their series of stock.  See the caption “Vote Required for Approval” below. Such action by our stockholders will be effective 20 calendar days after the date this Information Statement is first mailed to our stockholders and after the filing of required Amendments to the Certificates of Designations with the Delaware Secretary of State’s office.

The Quarterly Report on Form 10-Q for quarterly periods ended May 30, 2013, August 31, 2013, and November 30, 2013 and the Annual Report on Form 10-K for the year ended February 28, 2013, and any reports on Form 8-K filed by Next 1 during the past year with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission’s website at www.sec.gov in the Edgar Archives. Next 1 is presently current in the filing of all reports required to be filed by it. See the caption “Where You Can Find More Information”, below.

GRANT AUTHORITY TO THE BOARD OF DIRECTORS TO AMEND THE CERTIFICATES OF DESIGNATION (1) FOR THE SERIES A CONVERTIBLE PREFERRED STOCK TO CHANGE THE CONVERSION PRICE FOR CONVERSION INTO SHARES OF COMMON STOCK OF NEXT 1 TO A FIXED $.01 AND (2) FOR THE SERIES C AND D CONVERTIBLE PREFERRED STOCK TO $0.25.

Purpose: The primary purpose of the Amendment is to entice stockholders of Next 1 to remain as stockholders of Next 1 and to effectuate the original intent of the conversion features of the preferred stock which was for the conversion price to be a inducement for conversion to Next 1 common stock. The Series A, C and D Preferred Stock conversion features provide holders with a right to convert their stock into shares of Next 1 common stock or RealBiz Media Group, Inc. (“RealBiz”) common stock. In light of the prior sale of common stock of the Company’s stock at a price of $.01025, the holders of Series A Convertible Preferred Stock have the right to convert their shares of Series A Convertible Preferred Stock at a conversion price $.01025 or potentially lower if a future financing is conducted at a lower price. In order to eliminate the difficult accounting treatment related to such conversion feature, the holder of the Series A Convertible Preferred Stock have elected to amend the conversion price to a fixed price of $.01. In light of the current market price of the Next 1 common stock, which was $0.08 on April 25, 2014, and the fact that the RealBiz conversion price is more in line with the market price of the RealBiz common stock, the $5 conversion price of the Series C and D Convertible Preferred Stock has inhibited conversions to Next 1 common stock and instead stockholders have opted to convert to RealBiz Media Group, Inc. common stock.

For the above reasons, the Board of Directors believes that the Amendments are in the best interest of Next 1 and its stockholders.  There can be no assurance, however, that the Amendments will have the desired benefits.

Effects: The Amendments will be effected by filing an amendment to each of the Corporation’s Certificates of Designation with the Delaware Secretary of State’s office and will become effective 20 days after the mailing of the Information Statement to the stockholders of record on the Record Date.

Next 1 is currently authorized to issue 500,000,000 shares of its common stock, of which 20,087,347 are outstanding. In addition, 3,000,000 shares have been designated as Series A Preferred Stock, of which 2,216,014 shares are outstanding; 3,000,000 shares have been designated as Series B preferred stock, of which 286,900 shares are outstanding; 3,000,000 shares have been designated as Series C preferred stock, of which 42,000 shares are outstanding and 3,000,000 shares have been designated as Series D preferred stock, of which 850,520 shares are outstanding. The Series B, C and D shares of Next 1 Preferred Stock are convertible, at the option of the holders into shares of Next 1 common stock or Next 1 common stock, currently at a price of $5.00 per share. The Series A Convertible Preferred Stock is currently convertible at the lower of $.50 or the lowest price that Realbiz has issued stock which to date has been $.01025. If all of the outstanding shares of preferred stock and outstanding convertible debt were to convert to common shares, we would be required to issue in excess of 300,000,000 shares of common stock.

The Series A Preferred Stock has the right to 100 votes per share. As of the date hereof, the Series A Preferred Stock has the right to 221,601,400 votes. Each share of the Series A Preferred Stock is currently convertible into shares of Next 1 common stock based on a conversion price of $0.01 per share and can also convert to Series C Preferred Stock on a conversion price of $5.00 per share.

Each share of Next 1 Series C and D convertible preferred stock is nonvoting and is convertible at the option of the holder into shares of common stock of Next 1 based upon a $5.00 conversion price, subject to adjustment, or 1 share of common stock of Next 1. The Series A Convertible Preferred Stock is currently convertible into shares of Next 1 common stock based on a conversion price of $.01025 per share.

QUESTIONS AND ANSWERS REGARDING THE PROPOSAL AUTHORIZING THE BOARD TO CONDUCT THE PROPOSED AMENDMENT.

Q. WHY HAS THE PROPOSAL BEEN MADE TO AMEND OUR ARTICLES OF INCORPORATION?

A. When the various series of Preferred Stock were issued, one of the purposes of having a dual conversion feature allowing conversions into either Next 1 or RealBiz common stock was to allow both companies to benefit by the liquidity provided to investors from this dual conversion feature. However, the dual conversion feature only works in the marketplace if there is some degree of parity between the stock price of Next 1 and RealBiz common stock. Our Board of Directors believes that the current conversion price of $5.00 is too high to encourage preferred stockholders to consider remaining as stockholders of the Corporation and convert their Next 1 Preferred Stock to Next 1 common stock. In fact, the several investors that have been converting their shares of Preferred Stock have been only converting them into RealBiz common stock. Accordingly, our Board of Directors believes that it is in Next 1’s best interests to authorize change in conversion price to $0.25 as proposed in order to reset the conversion ratio closer to parity between RealBiz and Next 1 common stock and not discourage investors from accepting Next 1 shares upon conversion of their Preferred Stock. The change in the conversion price is recommended by Next 1’s Board of Directors in order to fulfill the future growth and needs of Next 1. In light of the prior sale of common stock of the Company’s stock at a price of $.01025, the holders of Series A Convertible Preferred Stock have the right to convert their shares of Series A Convertible Preferred Stock at a conversion price $.01025 or potentially lower if a future financing is conducted at a lower price. In order to eliminate the difficult accounting treatment related to such conversion feature, the holder of the Series A convertible Preferred Stock have elected to amend the conversion price to a fixed price of $.01.

Q. HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL TO CONDUCT THE PROPOSED AMENDMENT?

A. The members of the Board of Directors have approved the proposal to authorize the board to effectuate the Amendments as is in the best interest of Next 1 and the best interest of the current stockholders of Next 1.

Q. WHAT VOTE OF THE STOCKHOLDER WILL RESULT IN THE PROPOSAL BEING PASSED?

A. To approve the proposal, the affirmative vote of a majority of the voting rights of the common stock and other shares holding voting rights is required. In addition the approval of a majority of the (i) Series A Preferred Stock is required in order to amend the Series A Certificate of Designations; (ii) Series C Preferred Stock is required in order to amend the Series C Certificate of Designations; and (iii) Series D Preferred Stock is required in order to amend the Series D Certificate of Designations.

Q. WHO IS PAYING FOR THIS INFORMATION STATEMENT?

A. Next 1 will pay for the delivery of this information statement.

Q. WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A: William Kerby, Chief Executive Officer of Next 1 Interactive, Inc., 2690 Weston Road, Suite 200, Weston, Florida 33331, telephone (954) 888-9779.

VOTE REQUIRED FOR APPROVAL

The Board of Directors of Next 1 have adopted, ratified and approved the proposal to authorize the Amendments and stockholders of the Corporation holding a majority of the voting power on the Record Date have approved the proposed Amendments as well as stockholders holding majority of the (i) Series A Preferred Stock is required in order to amend the Series A Certificate of Designations; (ii) Series C Preferred Stock is required in order to amend the Series C Certificate of Designations; and (iii) Series D Preferred Stock is required in order to amend the Series D Certificate of Designations.

DISSENTER’S RIGHTS OF APPRAISAL

The Delaware Revised Statutes (the “Delaware Law”) do not provide for dissenter’s rights in connection with the proposed amendment of the Certificate of Incorporation to change the conversion price of the Series A, C and D convertible preferred stock.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on May 5, 2014 as the record date for the determination of the stockholders entitled to notice of the action by written consent. As of April 29, 2014, Next 1 had issued and outstanding 20,087,347 shares of common stock, 2,216,014 shares of Series A Preferred Stock, 42,000 shares of Series C Preferred Stock, and 850,520 shares of Series D Preferred Stock. Stockholders holding a controlling interest equaling not less than fifty percent (50%) of voting rights of the securities of Next 1, as of the record date have consented to the action required to carry the proposed Amendment.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT STOCKHOLDERS

The following table sets forth certain information concerning the ownership of Next 1’s common stock as of April 29, 2014, with respect to: (i) each person known to Next 1 to be the beneficial owner of more than five percent of Next 1’s common stock; (ii) all directors; and (iii) directors and executive officers of Next 1 as a group. The following table also sets forth information concerning the ownership of the Series A preferred stock which is the only other class of voting stock. The outstanding shares of Series A preferred stock are entitled to vote 92.0% of the outstanding common stock. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of April 29, 2014, there were 20,087,347 shares of common stock issued and outstanding, 2,216,014 shares of Series A preferred stock issued and outstanding, which preferred shares had the right to vote 92.0% of the outstanding voting power of Next 1, 286,900 shares of Series B preferred stock issued and outstanding, 42,000 shares of Series C preferred stock issued and outstanding, and 850,520 shares of Series D preferred stock issued and outstanding.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Owner		Percent of Class (1)

Common Stock	William Kerby	822,256	(2)	3.90%
Series A Preferred Stock	CEO and Chairman	809,611	(3)	36.53%
Series D Preferred Stock		5,000		0.59%

Common Stock	Warren Kettlewell	373,951	(4)	1.90%
Series A Preferred Stock	Director	331,403	(3)	14.96%

Common Stock	Pat LaVecchia	30,200	(5)	0.20%
Series D Preferred Stock	Director	2,800		0.33%

Common Stock	Donald P. Monaco	1,627,400	(6)	7.90%
Series A Preferred Stock	Director	1,075,000	(3)	48.51%

Common Stock	Doug Checkeris	12,000	(7)	0.10%
Series C Preferred Stock	Director	12,000		28.57%

Common Stock	Deborah Linden	6,000	(8)	0.00%
Series C Preferred Stock	Director	6,000		14.29%

Common Stock	Adam Friedman	15,800	(9)	0.10%
Series D Preferred Stock	Chief Financial Officer	15,000		1.76%

Common Stock	All Officers and Directors as a group (7 persons)	2,921,573		12.76%

Series A Preferred Stock		2,216,014		100.00%

Series C Preferred Stock		18,000		42.86%

Series D Preferred Stock		22,800		2.68%

(1)	The percentage of common stock held by each listed person is based on 20,087,347 shares of common stock issued and outstanding as of April 29, 2014. The percentage of Series A Preferred Stock held by each person is based on 2,216,014 shares of Series A Preferred Stock issued and outstanding, 286,900 shares of Series B preferred stock issued and outstanding, 42,000 shares of Series C preferred stock issued and outstanding, and 850,520 shares of Series D preferred stock issued and outstanding as of April 29, 2014. Pursuant to Rule 13d-3 promulgated under the Exchange Act, any securities not outstanding which are subject to warrants, rights or conversion privileges exercisable within 60 days are deemed to be outstanding for purposes of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purposes of computing the percentage of any other person.

(2)	William Kerby holds 5,843 shares individually. On October 3, 2011, the Company issued to Mr. Kerby 800 stock options all of which are fully vested and included as beneficial ownership. Mr. Kerby owns 809,611 of Series A Convertible Preferred shares and as of April 29, 2014 are convertible to 809,611 common shares to be included as beneficial ownership. Mr. Kerby's family members own 5,000 of Series D Convertible Preferred Shares and as of April 29, 2014 are convertible to 5,000 common shares to be included as beneficial ownership. Mr. Kerby’s family member holds an additional 2 common shares. Mr. Kerby is also the owner of In-Room Retail Systems, LLC, an inactive company which owns 1,000 shares. Due to these relationships, Mr. Kerby beneficially owns 822,256 shares of common stock of the Company.

(3)	Having the voting equivalency of 100 votes per share.

(4)	Warren Kettlewell holds no shares individually. On October 3, 2011, the Company issued to Mr. Kettlewell 400 stock options of which all are vested and were included as beneficial ownership. Mr. Kettlewell's family members hold an additional 42,148 shares. Mr. Kettlewell owns 331,403 of Series A Convertible Preferred shares and as of April 29, 2014 are convertible to 331,403 common shares to be included as beneficial ownership. Due to these relationships, Mr. Kettlewell beneficially owns 373,951 shares of common stock of the Company.

(5)	Pat LaVecchia holds 27,000 shares individually. On October 3, 2011, the Company issued to Mr. LaVecchia 400 stock options of which all are vested and were included as beneficial ownership. Mr. LaVecchia owns 2,800 of Series D Convertible Preferred shares and as of April 29, 2014 are convertible to 2,800 common shares to be included as beneficial ownership. Mr. La Vecchia beneficially owns 30,200 shares of the Company.

(6)	Donald P. Monaco holds 1,000 shares individually. On October 3, 2011, the Company issued to Mr. Monaco 400 stock options of which all are vested and were included as beneficial ownership. Mr. Monaco owns 551,000 warrants that can be converted in 551,000 common shares. Mr. Monaco owns 1,075,000 of Series A Convertible Preferred shares and as of April 29, 2014 are convertible to 1,075,000 common shares to be included as beneficial ownership. Mr. Monaco beneficially owns 1,627,400 shares of the Company.

(7)	Doug Checkeris owns 12,000 of Series C Convertible Preferred shares and as of April 29, 2014 are convertible to 12,000 common shares to be included as beneficial ownership.

(8)	Deborah Linden owns 6,000 of Series C Convertible Preferred shares and as of April 29, 2014 are convertible to 6,000 common shares to be included as beneficial ownership.

(9)	On October 3, 2011, the Company issued to Adam Friedman 800 stock options of which all are vested and were included as beneficial ownership. On March 8, 2013, the Company issued to Mr. Friedman 15,000 of Series D Convertible Preferred shares and as of April 29, 2014 are convertible to 15,000 common shares to be included as beneficial ownership. Mr. Friedman beneficially owns 15,800 shares of the Company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed move or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

INCORPORATION OF FINANCIAL INFORMATION

We “incorporate by reference” into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: including our Form 10-K annual report for the year ended February 28, 2013 and quarterly reports on Form 10-Q for the past quarters ended, May 31, 2013 and August 31, 2013, any reports on Form 8-K or other forms which have been filed with the Securities and Exchange Commission are incorporated herein by reference. All of these forms may be accessed through the EDGAR archives, at www.sec.gov.

Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices at 2690 Weston Road, Suite 200 Weston, Florida 33331 stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices. If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

Dated: May 14, 2014

By Order of the Board of Directors

/s/ William Kerby

William Kerby, Chief Executive Officer

APPENDICES

Exhibit A - Written Consent of a majority of the Series D shareholders

Exhibit B - Written Consent of a majority of the Series C shareholders

Exhibit C - Written Consent of a majority of the Series A shareholders

Exhibit D - Certificate of Amendment

Exhibit A

STATEMENT OF ACTION

BY WRITTEN CONSENT OF A

MAJORITY OF THE STOCKHOLDERS OF

NEXT 1 INTERACTIVE, INC.

The undersigned, being a majority of the stockholders of Next 1 Interactive, Inc., a Delaware corporation (the “Corporation”), and acting hereunder without the convening of a formal meeting pursuant to Section 228 of the Delaware General Corporation Law, do hereby consent in writing to and adopt the following resolutions:

WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to change the conversion price of its Series D Convertible Preferred Stock to $0.25.

RESOLVED, THEREFORE, that the change in conversion price of the Corporation’s Series D Preferred Stock to $0.25, be, and hereby is, approved.

IN WITNESS WHEREOF, the undersigned majority stockholders of the Corporation have executed this Statement of Action by Written Consent as of the 5th day of May, 2014.

/s/ Craig McCotter
Craig McCotter (70,000 Preferred D Shares)

/s/ Steve Rohmsdahl
Steve Rohmsdahl (60,000 Preferred D Shares)

/s/ Steve Rohmsdahl
Steve Rohmsdahl
Rohmsdahl Family Trust (30,000 Preferred D Shares)

/s/ Mark Rider
Mark Rider
Rider Group (58,000 Preferred D Shares)

/s/ David Hembree
David Hembree (58,000 Preferred D Shares)

/s/ William LaMacchia
William LaMacchia (54,000 Preferred D Shares)

/s/ Glen Keuper
Glen Keuper (48,000 Preferred D Shares)

/s/ Derek Buntain
Derek Buntain
Ricad Holdings Limited (35,000 Preferred D Shares)

/s/ Michael Emmerman
Michael Emmerman (32,000 Preferred D Shares)

Exhibit B

STATEMENT OF ACTION

BY WRITTEN CONSENT OF A

MAJORITY OF THE STOCKHOLDERS OF

NEXT 1 INTERACTIVE, INC.

The undersigned, being a majority of the stockholders of Next 1 Interactive, Inc., a Delaware corporation (the "Corporation"), and acting hereunder without the convening of a formal meeting pursuant to Section 228 of the Delaware General Corporation Law, do hereby consent in writing to and adopt the following resolutions:

WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to change the conversion price of its Series C Convertible Preferred Stock to $0.25.

RESOLVED, THEREFORE, that the change in conversion price of the Corporation’s Series C Preferred Stock to $0.25, be, and hereby is, approved.

IN WITNESS WHEREOF, the undersigned majority stockholders of the Corporation have executed this Statement of Action by Written Consent as of the 5th day of May, 2014.

/s/ Doug Checkeris
Doug Checkeris (12,000 Preferred C Shares)

/s/ David Hembree
David Hembree (10,000 Preferred C Shares)

/s/ Deborah Linden
Deborah Linden (6,000 Preferred C Shares)

Exhibit C

Authorization to Amend Certificate of Designations on Next 1 Series A Preferred Stock

The Next 1 Interactive, Inc. Series A Preferred Shares currently have the following rights on conversion per Section 4c in the Certificate of Designations:

Except as hereinafter provided, each holder may elect to convert all or any part of such holder's shares of Series A Preferred Stock into Common Stock at a conversion rate of the lower of (a) $0.50 per share or (b) at the lowest price the Corporation has issued stock as part of a financing after January 1, 2006 up to the date of such conversion (the “Conversion Price”). A holder of Series A Preferred Stock electing to convert in accordance with this Section 4c shall notify the Corporation in writing (a "Conversion Notice"). Within ten (10) days after receipt of such notice the Corporation shall notify such holder, in writing, either (i) that the Corporation accepts the notice of conversion and, within ten (10) days of surrender of the certificates evidencing the shares of Series A Preferred Stock to be converted, shall issue such certificates evidencing the shares of Common Stock into which the Series A Preferred Stock have been converted, or (ii) notify the converting holder (a "Denial Notice") that the Board has determined that it is in the best interest of the Corporation to not permit conversion of the Series A Preferred Stock in order to retain sufficient authorized, but unissued shares of Common Stock for purposes of acquiring additional equity funding of the Corporation in which case the Series A Preferred Stock which were the subject of the Conversion Notice shall continue to be outstanding and entitled to all other rights and benefits under this Certificate of Designations. Unless otherwise expressly permitted by a resolution of the Board of the Corporation, a holder of Series A Preferred Shares who has received a Denial Notice may not send the Corporation another Conversion Notice until at least six (6) months following receipt of a Denial Notice. For purposes of determining the Conversion Price, financings shall include any and all: (i) debt financings; (ii) equity financings; and/or (iii) issuances of Common Stock by the Corporation upon any conversion of Corporation debt that is, or later becomes, convertible by its terms pursuant to an agreement approved by the Board of the Corporation.

The lowest price Next 1 has issued stock as part of a financing is $0.01025 at May 1, 2014 which would allow the Next 1 Preferred Series A Shareholders listed below to convert at that price or potentially a lower price in the future. The Next 1 Preferred Series A Shareholders listed below have agreed to authorize the Company to allow a change to the Certificate of Designations of the Series A Preferred Stock in Nevada to use a fixed conversion price of $0.01.

IN WITNESS WHEREOF, the parties have executed this Agreement by persons duly authorized as of May 5, 2014.

/s/William Kerby

William Kerby - 809,611 Shares - (on behalf of In Room Retail and William Kerby)

/s/Donald P. Monaco

Donald P. Monaco - 1,075,000 Shares - (on behalf of 575,000 Shares for Monaco Investment Partners II, L.P. and 500,000 Shares for Donald P. Monaco Insurance Trust)

/s/Warren Kettlewell

Warren Kettlewell - 331,403 Shares (on behalf of Cardar Investments Limited)

Exhibit D

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

NEXT 1 INTERACTIVE, INC.

Next 1 Interactive, Inc. (the “Corporation”) organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That the Board of Directors of the Corporation acted by unanimous approval on May 1, 2014. Resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Section 4(c) of the Certificate of Designations of the Series A Convertible Preferred Stock be amended by changing the conversion price from the lower of $.50 or the lowest price the Corporation has issued stock as part of a financing after January 1, 2006 up to the date of such conversion to $0.01.

RESOLVED, that Section 6(b) of the Certificate of Designations of the Series C and D Convertible Preferred Stock be amended by changing the conversion price from $5.00 to $.25.

All other aspects of Section 6(b) shall remain unchanged.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused these Certificate of Amendment to the Certificate of Incorporation to be signed by William Kerby, its Chief Executive Officer, this ___ day of ________.

/s/ William Kerby
William Kerby Chief Executive Officer